UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-09583
                                                     ---------

                           UBS Eucalyptus Fund L.L.C.
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           51W 52nd Street, 23rd Floor
                               New York, NY 10019
         --------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                   James Dwyer
                        c/o UBS Financial Services, Inc.
                           51W 52nd Street, 23rd Floor
                               New York, NY 10019
         --------------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-882-5819
                                                            -------------

                      Date of fiscal year end: December 31
                                               -----------

                   Date of reporting period: December 31, 2006
                                             -----------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                           UBS EUCALYPTUS FUND, L.L.C.
                              FINANCIAL STATEMENTS
          WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



                                   YEAR ENDED
                                DECEMBER 31, 2006

                           UBS EUCALYPTUS FUND, L.L.C.
                              FINANCIAL STATEMENTS



                                   YEAR ENDED
                                DECEMBER 31, 2006




                                    CONTENTS


Report of Independent Registered Public Accounting Firm ...................    1

Statement of Assets, Liabilities and Members' Capital .....................    2

Statement of Operations ...................................................    3

Statements of Changes in Members' Capital .................................    4

Statement of Cash Flows ...................................................    5

Notes to Financial Statements .............................................    6

Schedule of Portfolio Investments .........................................   16

[GRAPHIC OMITTED]  ERNST & YOUNG LLP

[GRAPHIC OMITTED]  ERNST & YOUNG LLP
                   5 Times Square
                   New York, New York 10036-6530

[GRAPHIC OMITTED]  Phone: (212) 773-3000
                   www.ey.com

To the Members and Board of Directors of UBS Eucalyptus Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of UBS Eucalyptus Fund, L.L.C. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2006, and the related statement of operations and cash flows for the year then ended and the statements of changes in members' capital for each of the two years in the period then ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006 by correspondence with the custodian and others or by the other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of UBS Eucalyptus Fund, L.L.C. at December 31, 2006, the results of its operations and its cash flows for the year then ended and the changes in its members' capital for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles. New York, NY February 26, 2007


                                                           /s/ Ernst & Young LLP


New York, NY
February 26, 2007

                   A MEMBER PRACTICE OF ERNST & YOUNG GLOBAL

                                                     UBS EUCALYPTUS FUND, L.L.C.
                           STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2006

--------------------------------------------------------------------------------

ASSETS

Investments in securities, at value (cost $223,827,260)             $291,028,103
Cash and cash equivalents                                             44,175,416
Receivables:
  Due from brokers                                                    71,742,054
  Investments sold, not settled                                        4,099,844
  Interest                                                               260,422
  Dividends                                                               12,249
Other assets                                                               1,198
--------------------------------------------------------------------------------

TOTAL ASSETS                                                         411,319,286
--------------------------------------------------------------------------------

LIABILITIES

Securities sold, not yet purchased, at value
  (proceeds of sales $65,894,212)                                     65,983,911
Unrealized depreciation on swaps                                       1,749,109
Payables:
  Due to brokers                                                      59,220,189
  Investments purchased, not settled                                     375,090
  Withdrawals payable                                                  1,433,894
  Professional fees                                                      390,985
  Interest                                                               318,982
  Management fee                                                         308,589
  Interest on swaps                                                       84,308
  Administration fee                                                      51,176
  Dividends                                                                6,316
  Other                                                                   33,868
--------------------------------------------------------------------------------

TOTAL LIABILITIES                                                    129,956,417
--------------------------------------------------------------------------------

NET ASSETS                                                          $281,362,869
--------------------------------------------------------------------------------

MEMBERS' CAPITAL

Represented by:
Net capital contributions                                           $216,085,010
Accumulated net unrealized appreciation
  on investments in securities, swaps,
  and other assets and liabilities
  denominated in foreign currencies                                   65,277,859
--------------------------------------------------------------------------------

MEMBERS' CAPITAL                                                    $281,362,869
--------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                                         STATEMENT OF OPERATIONS

--------------------------------------------------------------------------------


                                                         Year Ended December 31, 2006

-------------------------------------------------------------------------------------
INVESTMENT INCOME

Interest                                                                 $  2,620,472
Dividends (less foreign withholding taxes of $132,560)                      1,703,093
-------------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                                     4,323,565
-------------------------------------------------------------------------------------

EXPENSES

Management fee                                                              3,296,126
Interest                                                                    2,615,150
Dividends                                                                     937,955
Administration fee                                                            278,005
Professional fees                                                             271,345
Interest on swaps                                                              84,308
Miscellaneous                                                                 216,669
-------------------------------------------------------------------------------------

TOTAL EXPENSES                                                              7,699,558
-------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                        (3,375,993)
-------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
             FROM INVESTMENTS, SWAPS AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) from:
  Investments and swaps                                                    31,624,537
  Foreign currency transactions                                              (154,413)
Change in net unrealized appreciation/depreciation from:
  Investments and swaps                                                     6,094,711
  Other assets and liabilities denominated in foreign currencies                  130
-------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN
             FROM INVESTMENTS, SWAPS AND FOREIGN CURRENCY TRANSACTIONS     37,564,965
-------------------------------------------------------------------------------------

NET INCREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                 $ 34,188,972
-------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                       STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
                                                       YEARS ENDED 2006 AND 2005
--------------------------------------------------------------------------------


                                                                        MANAGER               MEMBERS                TOTAL
-----------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT JANUARY 1, 2005                                   $ 7,471,844          $274,047,360          $281,519,204

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
  Net investment loss                                                    (100,578)           (3,900,014)           (4,000,592)
  Net realized gain from investments
         and foreign currency transactions                                292,960             9,268,708             9,561,668
  Change in net unrealized
         appreciation/depreciation from investments and other
         assets and liabilities denominated in foreign currencies         527,216            18,136,333            18,663,549
Incentive allocation                                                    4,355,348            (4,355,348)                    -
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL
         DERIVED FROM OPERATIONS                                        5,074,946            19,149,679            24,224,625
-----------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
  Proceeds from Members' subscriptions                                    586,659            24,814,286            25,400,945
  Members' withdrawals                                                   (916,987)          (49,233,305)          (50,150,292)
  Offering costs                                                             (331)              (12,669)              (13,000)
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN MEMBERS' CAPITAL DERIVED
         FROM CAPITAL TRANSACTIONS                                       (330,659)          (24,431,688)          (24,762,347)
-----------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2005                                 $12,216,131          $268,765,351          $280,981,482
-----------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
  Net investment loss                                                    (100,121)           (3,275,872)           (3,375,993)
  Net realized gain from investments, swaps
         and foreign currency transactions                              1,033,887            30,436,237            31,470,124
  Change in net unrealized appreciation/depreciation
         from investments, swaps
         and other assets and liabilities denominated in
         foreign currencies                                               223,789             5,871,052             6,094,841
Incentive allocation                                                    7,027,814            (7,027,814)                    -
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN MEMBERS' CAPITAL
         DERIVED FROM OPERATIONS                                        8,185,369            26,003,603            34,188,972
-----------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
  Proceeds from Members' subscriptions                                          -             3,486,102             3,486,102
  Members' withdrawals                                                 (4,576,666)          (32,717,021)          (37,293,687)
-----------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN MEMBERS' CAPITAL DERIVED
         FROM CAPITAL TRANSACTIONS                                     (4,576,666)          (29,230,919)          (33,807,585)
-----------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2006                                 $15,824,834          $265,538,035          $281,362,869
-----------------------------------------------------------------------------------------------------------------------------

   The accompanying notes are an integral part of these financial statements.

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                                         STATEMENT OF CASH FLOWS

--------------------------------------------------------------------------------


                                                    YEAR ENDED DECEMBER 31, 2006

--------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in Members' capital derived from operations                                               $  34,188,972
Adjustments to reconcile net increase in Members' capital derived from operations to net cash provided by operating activities:
  Purchases of investments                                                                              (348,351,905)
  Proceeds from disposition of investments                                                               221,141,795
  Cost to cover short sales                                                                              143,494,672
  Net realized gain from investments and derivative contracts                                            (31,624,537)
  Change in net unrealized appreciation/depreciation from investments, swaps                              (6,094,711)
     and liabilities denominated in foreign currencies
    (Increase) decrease in assets:
       Due from brokers                                                                                  (15,385,012)
       Investments sold, not settled                                                                      33,602,042
       Interest                                                                                             (124,515)
       Dividends                                                                                             (12,249)
       Other assets                                                                                             (391)
    Increase (decrease) in payables:
      Investments purchased, not settled                                                                  (2,728,916)
      Due to brokers                                                                                      43,220,189
      Professional fees                                                                                      251,892
      Interest                                                                                               161,176
      Management fee                                                                                          24,188
      Interest on swaps                                                                                       84,308
      Administration fee                                                                                         739
      Dividends                                                                                              (25,605)
      Other                                                                                                    4,257
--------------------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                                 71,826,389

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Members' subscriptions                                                                       3,486,102
Members' withdrawals                                                                                     (33,383,875)
Manager withdrawals                                                                                       (4,576,666)
--------------------------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                                                                    (34,474,439)

Net increase in cash and cash equivalents                                                                 37,351,950
Cash and cash equivalents--beginning of year                                                               6,823,466
--------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS--END OF YEAR                                                                 $  44,175,416
--------------------------------------------------------------------------------------------------------------------


Supplemental cash flows disclosure:
      Interest paid                                                                                    $   2,453,974
--------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                                   NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

    1.   ORGANIZATION

         UBS Eucalyptus Fund, L.L.C. (the "Fund") was organized as a limited liability company under the laws of Delaware on August 26, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in equity and equity related securities of health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. Although the Fund will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets (measured at the time of purchase) in restricted securities and other investments which are illiquid. Private securities typically will be purchased in negotiated transactions and will include among others, common stock, preferred stock and private investments in public equities ("PIPEs"). The Fund also may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund commenced operations on November 22, 1999.

         The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged UBS Eucalyptus Management, L.L.C. (the "Manager") a Delaware limited liability company, to provide investment advice to the Fund.

         The Manager is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA") and OrbiMed Advisers L.L.C. ("OrbiMed"). UBSFA is the Managing Member of the Manager and is a direct, wholly-owned subsidiary of UBS Americas, Inc., which is a wholly-owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investment professionals employed by OrbiMed manage the Fund's investment portfolio on behalf of the Manager under the oversight of UBSFA's personnel. OrbiMed is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

         Initial and additional applications for interests by eligible members may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for interests.

         The Fund from time to time may offer to repurchase interests pursuant to written tenders to Members. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Manager expects that generally, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year in March and September. A Member's interest in the Fund, or a portion thereof, can only be transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion.

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

    2.   SIGNIFICANT ACCOUNTING POLICIES

         A. PORTFOLIO VALUATION

         Net asset value of the Fund is determined by or at the direction of the Manager as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

         Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities sold, not yet purchased, as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities sold, not yet purchased, as reported by such exchange. Listed options are valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other marketable securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities sold, not yet purchased, as obtained from one or more dealers making markets for such securities.

         If market quotations are not readily available, the securities described above are valued at fair value as determined in good faith by, or under the supervision of, the Directors. The Fund holds no such securities at December 31, 2006.

         When the Fund purchases restricted securities of a class that has been sold to the public or PIPEs, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale for those securities. Such discount is reduced over the period of the restriction. There were no restricted PIPEs at December 31, 2006.

         Private securities including warrants are valued at fair value pursuant to the Fund's valuation procedures. In such situations, the Fund's investment is revalued in a manner that the Manager, following procedures approved by the Directors, determines best reflects its fair value. Private securities are initially carried at their original funded cost. The carrying value of these securities is adjusted when transactions or events occur that directly affect the value of such securities. Downward adjustments relating to such securities are also made in the event that the eventual realizable value is determined to be less than the carrying value.

         Fair value represents a good faith approximation of the value of an asset and is used where there is no public market or possibly no market at all for a company's securities. The fair values of one or more assets, in retrospect, may not be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund's net asset value. As a result, the Fund's issuance or repurchase of its interests at a time when it owns securities that are valued at fair value may have the effect of diluting or increasing the economic interest of existing investors.

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

    2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         A. PORTFOLIO VALUATION (CONTINUED)

         All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

         On occasion, the values of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued at fair value as determined in good faith by, or under the supervision of, the Directors. The Fund held no such securities or liabilities at December 31, 2006.

         Foreign-denominated assets may involve more risks than domestic transactions, including political, economic, and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

         The Fund may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets, Liabilities and Members' Capital as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

         In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

         B. SECURITIES TRANSACTIONS AND INCOME RECOGNITION

         Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis net of foreign withholding taxes and reclaims, if applicable. Interest income and expense are recorded on the accrual basis. Premiums and discounts on

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

    2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         B. SECURITIES TRANSACTIONS AND INCOME RECOGNITION (CONTINUED)

         debt securities are amortized/accreted to interest expense/income using the interest method. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, disposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

         C. FUND COSTS

         The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; certain organization costs; expenses of meetings of Directors and Members; all costs with respect to communications to Members; and other types of expenses approved by the Directors. Syndication costs are charged to capital as incurred.

         D. INCOME TAXES

         No provision for the payment of Federal, state or local income taxes has been provided, since the Fund is not subject to income tax. Each Member is individually required to report on its own tax returns its distributive share of the Fund's taxable income or loss.

         The Fund has reclassified $3,375,993 and $31,470,124 from accumulated net investment loss and accumulated net realized gain from investments and foreign currency transactions, respectively, to net capital contributions during the year ended December 31, 2006. The reclassification was to reflect, as an adjustment to net contributions, the amount of taxable income or loss that have been allocated to the Fund's Members and had no effect on net assets.

         E. CASH AND CASH EQUIVALENTS

         Cash and cash equivalents consist of monies invested in a PNC Bank, NA account which pays money market rates and are accounted for at cost plus accrued interest, which is included in interest receivable on the Statement of Assets, Liabilities and Members' Capital.

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

    2.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

         F. USE OF ESTIMATES

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

    3.   RELATED PARTY TRANSACTIONS

         UBSFA provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services. In consideration for such services, the Fund pays UBSFA a monthly management fee (the "UBSFA Fee") at an annual rate of 1.25% of the Fund's net assets, excluding assets attributable to the Manager's capital account. The Fee is paid to UBSFA out of the Fund's assets and debited against the Member's capital accounts, excluding the Manager's capital account. A portion of the Fee is paid by UBSFA to OrbiMed.

         UBS Financial Services Inc. ("UBS FSI"), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and will bear its own costs associated with its activities as placement agent. Placement fees, if any, charged on contributions are debited against the contribution amounts to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

         The Fund may execute portfolio transactions through UBS FSI and its affiliates. For the year ended December 31, 2006, UBS FSI and its affiliates earned brokerage commissions of $95,336 from portfolio transactions executed on behalf of the Fund.

         The net increase (or decrease) in Members' capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Fee which is similarly allocated to all Members other than the Manager as described above. At the end of the twelve month period following the admission of a Member to the Fund and generally at the end of each fiscal year thereafter, upon a Member's withdrawal from the Fund, the Manager is entitled to an incentive allocation (the "Incentive Allocation") of 20% of the net profits, (defined as net increase in Members Capital derived from operations) if any, that would have been credited to the Member's capital account for such period. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member. The Incentive Allocation for the year ended December 31, 2006 and the year ended December 31, 2005 was $7,027,814 and $4,355,348; respectively, and has been recorded as an increase to the Manager's capital account, such amount is not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund. For Members which were not in the Fund for twelve months as of the year ended December 31, 2006 and as of the year ended December 31, 2005, an Incentive Allocation period has not occurred and therefore no amount has been recorded in the financial statements with respect to such Members.

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

    3.   RELATED PARTY TRANSACTIONS (CONTINUED)

         Each Director of the Fund receives an annual retainer of $7,500 plus a fee for each meeting attended. All Directors are reimbursed by the Fund for all reasonable out of pocket expenses. Total amounts expensed by the Fund related to Directors for the year ended December 31, 2006 were $29,946.

         As described in the private placement memorandum, certain brokerage arrangements provide that OrbiMed receives soft dollar credits related to brokerage commissions paid by the Fund. Such credits can be used by OrbiMed for research and related services that would then be paid for, or provided by, the broker. The research services obtained by OrbiMed through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by OrbiMed.

    4.   ADMINISTRATION AND CUSTODIAN FEES

         PFPC Trust Company (an affiliate of PNC Bank, NA) serves as custodian (the "Custodian") of the Fund's assets and provides custodial services for the Fund. PFPC Trust Company entered into a service agreement whereby PNC Bank, NA provides securities clearance functions.

         PFPC Inc. (also an affiliate of PNC Bank, NA) serves as Administrator and Accounting Agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. PFPC Inc. receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and
         (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS Americas, Inc. or its affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by PFPC Inc.

    5.   SECURITIES TRANSACTIONS

         Aggregate purchases and proceeds from sales of investment securities and swaps, for the year ended December 31, 2006, amounted to $348,351,905 and $364,636,467 respectively. Included in these amounts are purchases and proceeds from securities sold, not yet purchased amounting to $140,480,573 and $143,494,672 respectively, and purchases and sales of options and warrants amounting to $5,888,181 and $4,783,083 respectively. Net realized loss resulting from short positions were $6,091,407 for the year ended December 31, 2006.

         At December 31, 2006, the tax basis of investments was $159,180,331 resulting in accumulated net unrealized appreciation on investments of $66,525,142, which consists of $85,798,523 gross unrealized appreciation and $19,273,381 gross unrealized depreciation. The difference between the book and tax basis investments is primarily attributable to wash sales.

    6.   DUE TO BROKERS

         The Fund has the ability to trade on margin and, in that connection, may borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

    6.   DUE TO BROKERS (CONTINUED)

         amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the Custodian. For the year ended December 31, 2006, the Fund's average interest rate paid on borrowings was 5.90% per annum and the average borrowings outstanding were $44,292,402. The Fund had borrowings outstanding at December 31, 2006 totaling $59,220,189 recorded as due to brokers on the Statement of Assets, Liabilities and Members' Capital. Interest expense, relating to these borrowings, for the year ended December 31, 2006 was $2,613,785 of which $301,331 was payable at year end.

    7.   DUE FROM BROKERS

         Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members' Capital. The cash due from brokers (Morgan Stanley & Co. Incorporated and Goldman Sachs & Co.) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased.

    8. DERIVATIVE CONTRACTS AND FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK

         Derivative contracts serve as components of the Fund's investment strategies and are utilized to structure and hedge investments to enhance performance and reduce risk to the Fund as well as for speculative purposes and other independent profit opportunities. The derivative contracts that the Fund holds include foreign currency forwards and futures contracts, options, and swaps.

         Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members' Capital.

         Swaps represent agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or otherwise determined notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Therefore, amounts required for the future satisfaction of the swap may be greater or less than the amount recorded. The ultimate gain or loss depends upon the price or rate at which the underlying financial instrument of the swap is valued at the swap's settlement date. The Fund is subject to the market risk associated with changes in the value of the underlying asset, as well as exposure to credit risk associated with counterparty nonperformance on swap contracts which is limited to the unrealized gains inherent in such contracts which are recognized on the Statement of Assets, Liabilities and Members' Capital. The unrealized gain or loss, rather than the contract amount, represents the approximate cash to be received or paid, respectively.

         The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

    8. DERIVATIVE CONTRACTS AND FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

         or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

         During the year ended December 31, 2006, the Fund did not trade any futures contracts.

         Written option activity for the year ended December 31, 2006 for UBS Eucalyptus Fund, L.L.C. is as follows:


     -------------------------------------------------------------------------------------
                                               NUMBER OF CONTRACTS      AMOUNT OF PREMIUMS
                                                                              RECEIVED
     -------------------------------------------------------------------------------------
     Options outstanding at December 31,              1,919                $   159,303
     2005
     -----------------------------------------------------------------------------------
     Options written                                202,783                 10,879,228
     -----------------------------------------------------------------------------------
     Options terminated in closing                  (51,436)                (4,569,353)
     purchase transactions
     -----------------------------------------------------------------------------------
     Options expired prior to exercise             (119,406)                (3,513,580)
     -----------------------------------------------------------------------------------
     Options outstanding at December 31,             33,860                $ 2,955,598
     2006
     -----------------------------------------------------------------------------------

         During the year ended December 31, 2006, the realized loss on written option contracts was $109,969.

    9.   INDEMNIFICATION

         In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

    10.  NEW ACCOUNTING PRONOUNCEMENTS

         A. FINANCIAL ACCOUNTING STANDARDS BOARD (FASB) INTERPRETATION NO. 48 (FIN 48)

         On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

    10.  NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

         A. FINANCIAL ACCOUNTING STANDARDS BOARD (FASB) INTERPRETATION NO. 48 (FIN 48) (CONTINUED)

         being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

         B. STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157 (FAS 157)

         On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

                                                     UBS EUCALYPTUS FUND, L.L.C.
                                       NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006
--------------------------------------------------------------------------------

    11.  FINANCIAL HIGHLIGHTS

         The following represents the ratios to average net assets and other supplemental information for the years indicated:


                                                                      YEARS ENDED DECEMBER 31,
                                                  2006            2005           2004          2003            2002
                                                  ----            ----           ----          ----            ----
Ratio of net investment loss to average
net assets***                                    (1.23)%         (1.48)%        (1.38)%       (1.43)%         (1.13)%
Ratio of total expenses to average net
assets before incentive***                        2.81%           2.20%          1.94%         1.98%           2.00%
Ratio of total expenses to average net
assets after incentive****                        5.37%           3.82%          2.21%         2.01%           2.00%

Portfolio turnover rate                          65.08%          62.86%         57.85%        65.34%          73.26%


Total return before incentive  allocation*       13.48%          10.50%          3.91%        38.98%         (30.18)%


Total return after incentive allocation **       10.78%           8.40%          3.13%        31.18%         (30.18)%


Average debt ratio***                            16.16%          11.15%*****     8.61%        13.18%          17.11%


Net asset value at end of year            $281,362,869    $280,981,482   $281,519,204  $247,119,114    $177,349,355

    * Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund.

   ** Total return assumes a purchase of an interest in the Fund at the beginning of the period and a sale of the Fund interest on the last day of the period noted, after Incentive Allocation to the Manager, and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund. Total returns for a period of less than a full year are not annualized. An individual member's ratios and return may vary from the above based on incentive allocation, if applicable and the timing of capital transactions.

  *** The average net assets used in the above ratios are calculated using pre-tender net assets.

 **** Ratio of total expenses to average net assets after incentive allocation to the Manager may vary from the above for individual Members due to incentive allocation, if applicable, and timing of capital transactions.

*****   Amount restated from prior year.

                                                     UBS EUCALYPTUS FUND, L.L.C.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006


   PAR                                                                                         MARKET VALUE/FAIR VALUE
----------------------------------------------------------------------------------------------------------------------
                    INVESTMENTS IN SECURITIES (UNITED STATES UNLESS OTHERWISE NOTED) (103.43%)
                    --------------------------------------------------------------------------
                    CORPORATE BONDS (1.87%)
                    -----------------------
                    MEDICAL - BIOMEDICAL/GENETICS (1.87%)
  3,798,000         Xoma Ltd., 6.50%, 2/01/12                                                             $  5,268,776
                                                                                                          ------------
                    TOTAL CORPORATE BONDS (Cost $3,828,714)                                                  5,268,776
                                                                                                          ------------

 SHARES
-----------
                    COMMON STOCK (100.64%)
                    ----------------------
                    DENTAL SUPPLIES & EQUIPMENT (2.81%)
    565,700         Align Technology, Inc. *, (a)                                                            7,902,829
                                                                                                          ------------
                    DIAGNOSTIC EQUIPMENT (3.66%)
    185,000         Gen-Probe, Inc. *, (a)                                                                   9,688,450
     40,000         Neurometrix, Inc. *                                                                        596,400
                                                                                                          ------------
                                                                                                            10,284,850
                                                                                                          ------------
                    MEDICAL - BIOMEDICAL/GENETICS (42.57%)
     48,000         Advanced Magnetics, Inc. *, (a)                                                          2,866,560
    179,000         Affymetrix, Inc. *, (a)                                                                  4,127,740
    279,300         Amgen Inc. *, (a)                                                                       19,078,983
  1,165,000         ARIAD Pharmaceuticals, Inc. *, (a)                                                       5,988,100
    163,000         ArQule Inc. *, (a)                                                                         964,960
    150,000         CuraGen Corp. *                                                                            690,000
    175,000         Cytogen Corp. *, (b)                                                                       493,500
    460,000         Cytogen Corp. *, (b)                                                                     1,071,800
    400,000         Cytokinetics, Inc. *                                                                     2,992,000
    286,800         Exelixis, Inc. *, (a)                                                                    2,581,200
    176,000         Genentech, Inc. *, (a)                                                                  14,278,880
    151,400         Genzyme Corp. *, (a)                                                                     9,323,212
    268,200         InterMune, Inc. *, (a)                                                                   8,247,150
    857,000         Kosan Biosciences, Inc. *, (a)                                                           4,756,350
    235,000         LifeCell Corp. *, (a)                                                                    5,672,900
    322,000         Medimmune, Inc. *, (a)                                                                  10,423,140
    300,100         Millennium Pharmaceuticals, Inc. *, (a)                                                  3,271,090
    389,600         Momenta Pharmaceutical, Inc. *, (a)                                                      6,128,408
    183,900         Omrix Biopharmaceuticals, Inc. *, (a)                                                    5,564,814
          2         Oscient Pharmaceuticals Corp *                                                                  10
    726,000         Panacos Pharmaceuticals Inc. *                                                           2,911,260
    222,900         Vertex Pharmaceuticals, Inc. *, (a)                                                      8,340,918
                                                                                                          ------------
                                                                                                           119,772,975
                                                                                                          ------------
                    MEDICAL - DRUGS (39.85%)
  5,507,000         Antisoma PLC - (United Kingdom) *, **                                                    4,203,406
    385,000         Array BioPharma, Inc. *, (a)                                                             4,974,200
    213,000         Astellas Pharma Inc. - (Japan) **, (a)                                                   9,670,849
    371,000         Chugai Pharmaceutical Co., Ltd. - (Japan) **, (a)                                        7,643,867
     38,000         Eisai Co., Ltd.- (Japan) **                                                              2,085,687
  1,045,000         Indevus Pharmaceuticals, Inc. *, (a)                                                     7,419,500
    415,400         Ligand Pharmaceuticals, Inc. - Class B *, (a)                                            4,548,630

    The preceding notes are an integral part of these financial statements.

                                                     UBS EUCALYPTUS FUND, L.L.C.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006


  SHARES                                                                                       MARKET VALUE/FAIR VALUE
----------------------------------------------------------------------------------------------------------------------
                    COMMON STOCK (CONTINUED)
                    ------------------------
                    MEDICAL - DRUGS (CONTINUED)
     38,000         Nichi-Iko Pharmaceutical Co., Ltd. - (Japan) **                                       $    532,265
    239,800         Novartis AG - (Switzerland) **                                                          13,800,237
    155,000         OSI Pharmaceuticals, Inc. *, (a)                                                         5,421,900
    506,200         Pfizer, Inc. (a)                                                                        13,110,580
    247,500         Poniard Pharmaceuticals, Inc. *                                                          1,237,500
     29,000         Roche Holding AG - (Switzerland) **                                                      5,879,823
    400,000         Schering-Plough Corp. (a)                                                                9,456,000
    175,000         Takeda Pharmaceutical Co., Ltd. - (Japan) **, (a)                                       11,999,077
    199,000         Wyeth (a)                                                                               10,133,080
                                                                                                          ------------
                                                                                                           112,116,601
                                                                                                          ------------
                    MEDICAL - GENERIC DRUGS (0.96%)
    135,000         Nippon Chemiphar Co., Ltd. - (Japan) **                                                    685,452
     24,000         Sawai Pharmaceutical Co., Ltd. - (Japan) **                                                982,921
     32,000         Towa Pharmaceutical Co., Ltd. - (Japan) **                                               1,042,004
                                                                                                          ------------
                                                                                                             2,710,377
                                                                                                          ------------
                    MEDICAL INSTRUMENTS (1.63%)
    276,800         Natus Medical, Inc. *, (a)                                                               4,597,648
                                                                                                          ------------
                    MEDICAL PRODUCTS (0.39%)
      6,100         Baxter International, Inc.                                                                 282,979
     22,400         Caliper Life Sciences Inc *                                                                128,128
     77,000         Vnus Medical Technologies *                                                                683,760
                                                                                                          ------------
                                                                                                             1,094,867
                                                                                                          ------------
                    THERAPEUTICS (8.77%)
    840,000         Adherex Technologies, Inc. - (Canada) *, **, (b)                                           281,516
    235,260         Adherex Technologies, Inc. - (Canada) *, **, (b)                                            78,845
    350,000         BioMarin Pharmaceuticals, Inc. *, (a)                                                    5,736,500
    335,000         Neurogen Corporation *                                                                   1,993,250
    332,000         Onyx Pharmaceuticals, Inc. *, (a)                                                        3,512,560
    382,700         Tanox, Inc. *, (a)                                                                       7,615,730
    390,900         Trimeris, Inc. *                                                                         4,968,339
    366,500         Vion Pharmaceuticals, Inc. *                                                               494,775
                                                                                                          ------------
                                                                                                            24,681,515
                                                                                                          ------------
                    TOTAL COMMON STOCK (Cost $218,220,038)                                                 283,161,662
                                                                                                          ------------
                    WARRANTS (0.36%)
                    ----------------
                    DRUG DELIVERY SYSTEMS (0.00%)
    930,000         DOR BioPharma, Inc., $0.88, 9/17/08 *, (b)                                                      --
                                                                                                          ------------
                    MEDICAL - BIOMEDICAL/GENETICS (0.16%)
    115,000         Cytogen Corp., $6.00, 7/22/15 *, (b)                                                            --
     87,500         Cytogen Corp., $3.32, 11/07/11 *, (b)                                                           --
    100,600         Entremed, Inc., $3.50, 12/27/09 *, (b)                                                          --
    100,000         MicroIslet, Inc., $1.00, 3/16/09 *, (b)                                                         --
         45         Orchid Cellmark, Inc., $21.70, 7/24/11 *, (b)                                                   --
         45         Orchid Cellmark, Inc., $23.50, 9/20/11 *, (b)                                                   --


    The preceding notes are an integral part of these financial statements.

                                                     UBS EUCALYPTUS FUND, L.L.C.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006


  SHARES                                                                                       MARKET VALUE/FAIR VALUE
----------------------------------------------------------------------------------------------------------------------
                    WARRANTS (CONTINUED)
                    --------------------
                    MEDICAL - BIOMEDICAL/GENETICS (CONTINUED)
        120         Orchid Cellmark, Inc., $8.05, 12/12/11 *, (b)                                         $         --
     43,750         Oscient Pharmaceuticals Corp., $2.22, 4/6/11 *, (b)                                             --
    182,250         Prana Biotechnology, Ltd. - AUD 8.00, 4/28/09 *, **, (b), (d)                                   --
     11,571         Solexa Ltd., $13.58, 4/16/07 *, (b)                                                             --
     44,552         Solexa Ltd., $7.50, 1/19/11 *, (b)                                                         251,719
     34,898         Solexa Ltd., $7.50, 11/18/10 *, (b)                                                        197,174
                                                                                                          ------------
                                                                                                               448,893
                                                                                                          ------------
                    MEDICAL LABS & TESTING SERVICES (0.00%)
     26,400         Clarient, Inc., $2.75, 3/25/08 *, (b)                                                           --
                                                                                                          ------------
                    THERAPEUTICS (0.20%)
    420,000         Adherex Technologies, Inc., - CAD 2.15, 12/15/08 *, **, (b)                                     --
    137,760         Adherex Technologies, Inc., - CAD 3.50, 5/20/07 *, **, (b)                                      --
     95,000         Isis Pharmaceuticals, Inc., $5.24, 8/22/10 *, (b)                                          558,647
    250,000         Spectrum Pharmaceuticals, Inc., $6.62, 9/14/11 *, (b)                                           --
                                                                                                          ------------
                                                                                                               558,647
                                                                                                          ------------
                    TOTAL WARRANTS (Cost $491,744)                                                           1,007,540


 NUMBER OF
 CONTRACTS
---------------
                    CALL OPTIONS (0.17%)
                    --------------------
                    MEDICAL - BIOMEDICAL/GENETICS (0.12%)
        470         Lifecell Corp., $22.50, 6/16/07                                                            206,800
        560         Lifecell Corp., $25.00, 1/20/07                                                             65,800
        250         Vertex Pharmaceuticals Inc., $45.00, 4/21/07                                                63,125
                                                                                                          ------------
                                                                                                               335,725
                                                                                                          ------------
                    MEDICAL - DRUGS (0.05%)
      1,105         Endo Pharmaceutical Holdings Inc., $30.00, 4/21/07                                         154,700
                                                                                                          ------------
                    TOTAL CALL OPTIONS (Cost $509,897)                                                         490,425
                                                                                                          ------------
                    PUT OPTIONS (0.39%)
                    -------------------
                    MEDICAL - BIOMEDICAL/GENETICS (0.02%)
        560         Northfield Laboratories Inc., $5.00, 1/20/07                                                60,200
                                                                                                          ------------
                    STOCK INDEX (0.37%)
      4,200         iShares Nasdaq Biotech Index, $80.00, 1/20/07                                            1,039,500
                                                                                                          ------------
                    TOTAL PUT OPTIONS (Cost $776,867)                                                        1,099,700
                                                                                                          ------------
                    INVESTMENTS IN SECURITIES (Cost $223,827,260)                                          291,028,103


   SHARES
---------------
                    COMMON STOCK SOLD, NOT YET PURCHASED ((22.84)%)
                    -----------------------------------------------
                    DIAGNOSTIC EQUIPMENT ((0.18)%)
   (152,500)        Immunicon Corp. *                                                                         (506,300)

    The preceding notes are an integral part of these financial statements.

                                                     UBS EUCALYPTUS FUND, L.L.C.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006


  SHARES                                                                                       MARKET VALUE/FAIR VALUE
----------------------------------------------------------------------------------------------------------------------
                    COMMON STOCK SOLD, NOT YET PURCHASED (CONTINUED)
                    ------------------------------------------------
                    DRUG DELIVERY SYSTEMS ((0.83)%)
   (175,000)        Alkermes, Inc. *                                                                      $ (2,339,750)
                                                                                                          ------------
                    MEDICAL - BIOMEDICAL/GENETICS ((7.54)%)
   (432,600)        ADVENTRX Pharmaceuticals Inc. *                                                         (1,276,170)
    (63,500)        BioMimetic Therapeutics, Inc. *                                                           (837,565)
   (125,000)        Coley Pharmaceutical Group, Inc. *                                                      (1,211,250)
   (235,292)        Enzo Biochem, Inc. *                                                                    (3,357,617)
    (21,000)        Genmab A/S - (Denmark) *, **                                                            (1,411,615)
    (59,000)        Keryx Biopharmaceuticals, Inc. *                                                          (784,700)
    (33,900)        Metabasis Therapeutics, Inc. *                                                            (254,928)
   (262,000)        Nektar Therapeutics *                                                                   (3,985,020)
   (147,600)        Neurochem, Inc. *                                                                       (3,168,972)
   (360,500)        Northfield Laboratories Inc. *                                                          (1,467,235)
    (84,100)        Savient Pharmaceuticals, Inc. *                                                           (942,761)
   (146,500)        Telik, Inc. *                                                                             (648,995)
   (256,020)        Zeltia S.A. - (Spain) **                                                                (1,883,815)
                                                                                                          ------------
                                                                                                           (21,230,643)
                                                                                                          ------------
                    MEDICAL - DRUGS ((5.26)%)
   (177,000)        Elan Corp. PLC - ADR *, (c)                                                             (2,610,750)
    (31,000)        Roche Holding AG - Genusschein - (Switzerland) **                                       (5,548,866)
    (66,000)        Sanofi-Aventis - (France) **                                                            (6,087,822)
    (35,000)        ZymoGenetics, Inc. *                                                                      (544,950)
                                                                                                          ------------
                                                                                                           (14,792,388)
                                                                                                          ------------
                    MEDICAL INSTRUMENTS ((2.63)%)
   (176,000)        Abaxis, Inc. *                                                                          (3,388,000)
    (40,800)        Conceptus Inc. *                                                                          (868,632)
    (67,000)        Edwards Lifesciences Corp. *                                                            (3,151,680)
                                                                                                          ------------
                                                                                                            (7,408,312)
                                                                                                          ------------
                    MEDICAL LASER SYSTEMS ((0.21)%)
    (11,800)        Palomar Medical Technologies, Inc. *                                                      (597,906)
                                                                                                          ------------
                    MEDICAL PRODUCTS ((1.60)%)
    (95,400)        ABIOMED, Inc. *                                                                         (1,345,140)
    (54,000)        Zoll Medical Corp. *                                                                    (3,144,960)
                                                                                                          ------------
                                                                                                            (4,490,100)
                                                                                                          ------------
                    STOCK INDEX ((2.16)%)
    (79,000)        Pharmaceutical HOLDRs Trust                                                             (6,079,050)
                                                                                                          ------------
                    THERAPEUTICS ((2.43)%)
   (137,600)        Allos Therapeutics Inc. *                                                                 (804,960)
    (13,300)        Altus Pharmaceuticals Inc. *                                                              (250,705)
   (119,200)        Dendreon Corp. *                                                                          (497,065)
   (104,200)        Hollis-Eden Pharmaceuticals, Inc. *                                                       (548,092)
   (232,900)        Introgen Therapeutics, Inc. *                                                           (1,024,760)

    The preceding notes are an integral part of these financial statements.

                                                     UBS EUCALYPTUS FUND, L.L.C.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006


  SHARES                                                                                       MARKET VALUE/FAIR VALUE
----------------------------------------------------------------------------------------------------------------------
                    COMMON STOCK SOLD, NOT YET PURCHASED (CONTINUED)
                    ------------------------------------------------
                    THERAPEUTICS (CONTINUED)
   (165,000)        Isis Pharmaceuticals, Inc. *                                                          $ (1,834,800)
   (113,400)        Mannkind Corp. *                                                                        (1,869,966)
                                                                                                          ------------
                                                                                                            (6,830,348)
                                                                                                          ------------
                    TOTAL COMMON STOCK SOLD, NOT YET PURCHASED
                    (Proceeds $(62,938,827))                                                               (64,274,797)


 NUMBER OF
 CONTRACTS
-------------
                    WRITTEN OPTIONS ((0.61)%)
                    -------------------------
                    DIAGNOSTIC EQUIPMENT
       (235)        Gen-Probe Inc., $50.00, 1/20/07 Put                                                         (8,225)
                                                                                                          ------------
                    MEDICAL - BIOMEDICAL/GENETICS ((0.27)%)
       (560)        Affymetrix, Inc., $30.00, 1/20/07 Call                                                      (1,400)
       (685)        Amgen Inc., $70.00, 1/20/07 Put                                                           (140,425)
       (650)        Genentech, Inc., $80.00, 1/20/07 Put                                                       (76,375)
       (650)        Genzyme Corp., $62.50, 1/20/07 Put                                                        (104,000)
       (560)        Lifecell Corp., $20.00, 6/16/07 Put                                                        (78,400)
       (280)        Lifecell Corp., $22.50, 1/20/07 Put                                                        (21,000)
       (470)        Lifecell Corp., $27.50, 6/16/07 Call                                                      (101,050)
       (860)        Medimmune Inc., $35.00, 1/20/07 Call                                                        (6,450)
       (690)        PDL Biopharma Inc., $20.00, 2/17/07 Put                                                    (55,200)
       (690)        Savient Pharmaceuticals, Inc., $12.50, 3/17/07 Call                                        (67,275)
     (1,100)        Vertex Pharmaceuticals Inc., $25.00, 1/20/07 Put                                           (11,000)
       (600)        Vertex Pharmaceuticals Inc., $35.00, 1/20/07 Put                                           (30,000)
       (395)        Vertex Pharmaceuticals, Inc., $40.00, 2/17/07 Call                                         (60,238)
     (1,100)        Vertex Pharmaceuticals, Inc., $50.00, 1/20/07 Call                                          (8,250)
                                                                                                          ------------
                                                                                                              (761,063)
                                                                                                          ------------
                    MEDICAL - DRUGS ((0.13)%)
       (625)        Astellas Pharma Inc., JPY 5,472, 3/30/07 Call **                                           (90,370)
       (400)        Chugai Pharmaceutical Co., Ltd., JPY 2,265, 1/12/07 Put **                                  (1,114)
       (275)        Chugai Pharmaceutical Co., Ltd., JPY 2,285, 1/12/07 Put **                                  (1,082)
       (400)        Chugai Pharmaceutical Co., Ltd., JPY 2,746, 1/12/07 Call **                                   (230)
     (1,105)        Endo Pharmaceutical Holdings Inc., $25.00, 4/21/07 Put                                    (110,500)
     (1,105)        Endo Pharmaceutical Holdings Inc., $35.00, 4/21/07 Call                                    (27,625)
       (850)        Merck & Co. Inc., $45.00, 1/20/07 Call                                                     (14,875)
       (750)        Novartis AG, CHF 71.74, 11/19/07 Call **                                                   (31,305)
       (140)        Novartis AG - ADR, $60.00, 1/20/07 Call (c)                                                 (2,100)
       (460)        OSI Pharmaceuticals, Inc., $45.00, 1/20/07 Call                                             (4,600)
     (1,200)        Pfizer Inc., $27.50, 1/20/07 Call                                                           (9,000)
     (1,200)        Pfizer Inc., $25.00, 1/20/07 Put                                                           (21,000)
     (1,015)        Pfizer Inc., $27.50, 3/17/07 Call                                                          (35,525)
                                                                                                          ------------
                                                                                                              (349,326)
                                                                                                          ------------
                    MEDICAL INSTRUMENTS (0.00%)
     (1,670)        St. Jude Medical, Inc., $30.00, 1/20/07 Put                                                 (4,175)

    The preceding notes are an integral part of these financial statements.

                                                     UBS EUCALYPTUS FUND, L.L.C.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006


 NUMBER OF
 CONTRACTS                                                                                       MARKET VALUE/FAIR VALUE
----------------------------------------------------------------------------------------------------------------------
                    WRITTEN OPTIONS (CONTINUED)
                    ---------------------------
                    STOCK INDEX ((0.07)%)
     (4,200)        iShares Nasdaq Biotech Index Fund, $75.00, 1/20/07 Put                                $   (178,500)
     (4,200)        iShares Nasdaq Biotech Index Fund, $85.00, 1/20/07 Call                                    (10,500)
                                                                                                          ------------
                                                                                                              (189,000)
                                                                                                          ------------
                    THERAPEUTICS ((0.14)%)
       (825)        Amylin Pharmaceuticals, Inc., $35.00, 1/20/07 Put                                          (61,875)
       (825)        Gilead Sciences, Inc., $65.00, 1/20/07 Put                                                (115,500)
     (1,450)        NitroMed, Inc., $2.50, 3/17/07 Put                                                         (58,000)
       (820)        Onyx Pharmaceuticals, Inc., $12.50, 1/20/07 Put                                           (159,900)
       (820)        Onyx Pharmaceuticals, Inc., $22.50, 1/20/07 Call                                            (2,050)
                                                                                                          ------------
                                                                                                              (397,325)
                                                                                                          ------------
                    TOTAL WRITTEN OPTIONS (Proceeds $(2,955,385))                                           (1,709,114)

SECURITIES SOLD, NOT YET PURCHASED (Proceeds $(65,894,212))                                                (65,983,911)


                                                                                                              VALUE
----------------------------------------------------------------------------------------------------------------------

                    DERIVATIVE CONTRACTS ((0.62)%)
                    ------------------------------
                    SWAPS ((0.62)%)
                    Equity Swap, long exposure                                                                (418,714)
                    Equity Swap, short exposure                                                             (1,330,395)
                                                                                                          ------------
                                                                                                            (1,749,109)
                                                                                                          ------------
TOTAL DERIVATIVE CONTRACTS--net                                                                             (1,749,109)
                                                                                                          ------------
 OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 20.64%                                                      58,067,786
                                                                                                          ------------
 TOTAL NET ASSETS -- 100.00%                                                                              $281,362,869
                                                                                                          ============

*   Non-income producing security.
**  Foreign.
(a) Partially or wholly held ($227,366,410 total market value) in a pledged account by the Custodian as collateral for securities sold, not yet purchased.
(b) Private investment in public equity (freely tradeable) at market value.
(c) American Depository Receipt.
(d) Australian Dollar.

    The preceding notes are an integral part of these financial statements.

                                                     UBS EUCALYPTUS FUND, L.L.C.

                                               SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2006


EQUITY SWAPS
------------

UBS EUCALYPTUS FUND, L.L.C. HAD THE FOLLOWING OPEN EQUITY SWAPS AS OF DECEMBER 31, 2006:


    Notional      Maturity                                                                                      Unrealized
     Amount         Date                                       Description                                     Depreciation
     ------         ----                                       -----------                                     ------------

  $10,198,686        *   Agreement with Goldman Sachs & Co., to receive the total return of the Orbimed
                         Custom Index M&A Modified in exchange for an amount to be paid monthly, equal to
                         the USD LIBOR-BBA Monthly plus 40 bps.                                                $  (418,714)

 $(17,944,813)       *   Agreement with Goldman Sachs & Co., to receive the total return of the Retail
                         Negative Spending Index in exchange for an amount to be paid monthly, equal to
                         the USD LIBOR-BBA Monthly plus 40 bps.                                                $(1,156,757)

 $(19,588,315)       *   Agreement with Morgan Stanley Capital Services, to receive the total return of the Amex Biotech Index in exchange for an amount to be paid monthly, equal to
                         the price appreciation on the swap underlying index plus dividends.                   $  (173,638)
                                                                                                               -----------

                                                                                                               $(1,749,109)
                                                                                                               ===========

----------------
*  Perpetual maturity.  Resets monthly.



INVESTMENTS IN SECURITIES AND DERIVATIVE CONTRACTS--BY COUNTRY
--------------------------------------------------------------

                                                          December 31, 2006
Investments in Securities - By Country              Percentage of Net Assets (%)
---------------------------------------             ----------------------------

United States of America                                        64.40%
Japan                                                           12.28%
Switzerland                                                      5.01%
United Kingdom                                                   1.49%
Canada                                                           0.13%
Denmark                                                         (0.50)%
Spain                                                           (0.67)%
France                                                          (2.16)%

                                                          December 31, 2006
Investments in Derivative Contracts - By Country    Percentage of Net Assets (%)
-------------------------------------------------   ----------------------------

United States of America                                        (0.62)%


     The preceding notes are an integral part of these financial statements.

                           UBS EUCALYPTUS FUND, L.L.C.
                              RIDER FOR 2006 N-CSR
                              --------------------

         The Directors (including the Independent Directors) last evaluated the Investment Advisory Agreement at a meeting on July 20, 2006. The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Investment Advisory Agreement. The Directors reviewed materials furnished by the Adviser, including information regarding the Adviser, its affiliates and its personnel, operations and financial condition. Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed. The Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.

         The Directors reviewed, among other things, the nature of the advisory services to be provided to the Fund by the Adviser, including its investment process, and the experience of the investment advisory and other personnel proposing to provide services to the Fund. The Directors discussed the ability of the Adviser to manage the Fund's investments in accordance with the Fund's stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund. The Directors acknowledged the Adviser's employment of highly skilled investment professionals, research analysts and administrative, legal and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund. The Directors also recognized the benefits which the Fund derives from the resources available to the Adviser and the Adviser's affiliates, including UBS AG and UBS Financial Services Inc. ("UBS Financial"). Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate, and that the Adviser's personnel had sufficient expertise to manage the Fund.

         The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by UBS Financial which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers ("Comparable Funds"). The Directors determined that the Fund's performance was consistent with that of its Comparable Funds although it was below the median performance of the Comparable Funds. The Directors also compared the volatility of the Fund to that of its Comparable Funds. The Directors observed that the Fund's volatility was below the median volatility of its Comparable Funds.

          The Directors considered the fees being charged by the Adviser for its services to the Fund as compared to those charged to the Comparable Funds, and as compared to the management and incentive fees charged by UBS Fund Advisor, L.L.C. ("UBSFA") and its affiliates for other UBS alternative investment products. The information presented to the Directors showed that the management fee being charged to the Fund was higher than the median management fee being charged to its respective Comparable Funds, although lower than the highest management fee being charged to any such Comparable Fund, and that the incentive fee being charged to the Fund was equal to the incentive fee being charged to each of its

Comparable Funds. In comparing the management and incentive fees being charged to the Fund to the fees being charged by UBSFA and its affiliates for other UBS alternative investment products, the Directors observed that the management fee and incentive fee charged to the Fund were identical to the comparable fees being charged to each of the Alternative Investment Group's other single-manager funds. In light of the foregoing, the Directors felt that the combination of management fee and incentive fee being charged to the Fund was appropriate.

         The Directors also considered the profitability of UBSFA both before payment to brokers and after payment to brokers and concluded that the profits to be realized by UBSFA and its affiliates under the Fund's Investment Advisory Agreement and from other relationships between the Fund and UBSFA were within a range the Directors considered reasonable and appropriate. The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale. The Directors determined that the fees were reasonable. The Directors concluded that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

DIRECTORS AND OFFICERS (UNAUDITED)
Information pertaining to the Directors and officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Financial Services Inc.'s, Alternative Investment Group at 800-580-2359.

----------------------------------------------------------------------------------------------------------------------
                                                                                     Number of
                                                                                    Portfolios
                                                                                      in Fund
                                                                                      Complex    Other Trusteeships/
                                 Term of Office                                      Overseen     Directorships Held
                                 and Length of        Principal Occupation(s)           by       by Director Outside
Name, Age and Address            Time Served(1)         During Past 5 Years         Director(2)      Fund Complex
----------------------------------------------------------------------------------------------------------------------
                                                 INDEPENDENT DIRECTORS
----------------------------------------------------------------------------------------------------------------------
George W. Gowen (77)                 Term --       Law partner of Dunnington,            13            None
UBS Financial Services Inc.        Indefinite      Bartholow & Miller
1285 Avenue of the Americas       Length--since
New York, NY 10019              Commencement of
Director                           Operations
----------------------------------------------------------------------------------------------------------------------
Stephen H. Penman (60)               Term --       Professor of Financial                13            None
UBS Financial Services Inc.        Indefinite      Accounting of the Graduate
1285 Avenue of the Americas       Length--since    School of Business, Columbia
New York, NY 10019              Commencement of    University
Director                           Operations
----------------------------------------------------------------------------------------------------------------------
                                                  INTERESTED DIRECTOR
----------------------------------------------------------------------------------------------------------------------
Meyer Feldberg (64) (3)              Term --       Senior Advisor for Morgan             35       Director of:
UBS Financial Services Inc.        Indefinite      Stanley & Co. Incorporated and                 Primedia, Inc.,
1285 Avenue of the Americas       Length--since    Dean Emeritus and Professor at                 Federated
New York, NY 10019              Commencement of    Columbia Business School                       Department Stores,
Director                           Operations                                                     Inc.,
                                                                                                  Revlon, Inc. and
                                                                                                  SAPPI, Ltd.
----------------------------------------------------------------------------------------------------------------------
                                             OFFICERS WHO ARE NOT DIRECTORS
----------------------------------------------------------------------------------------------------------------------
Douglas Lindgren (45)                Term --       Managing Director of UBS              N/A           N/A
UBS Financial Services Inc.        Indefinite      Financial Services Inc. since
1285 Avenue of the Americas       Length--since    June 2005
New York, NY 10019               July 19, 2005     Prior to June 2005, Managing
Principal Executive Officer                        Director and Head of
                                                   Alternative Investments at
                                                   United States Trust Company,
                                                   N.A.
----------------------------------------------------------------------------------------------------------------------
Philip Tazza (48)                    Term --       Executive Director of UBS             N/A           N/A
UBS Financial Services Inc.        Indefinite      Financial Services, Inc. since
51 West 52nd Street               Length--since    May 22, 2006.  Prior to May 22,
New York, NY 10019                May 22, 2006     2006, Head of Regulatory
Principal Accounting Officer                       Implementation and Chief
                                                   Operating Officer of Investment
                                                   Management at Bank of America
----------------------------------------------------------------------------------------------------------------------
Frank S. Pluchino (47)               Term --       Assistant Director of                 N/A           N/A
UBS Financial Services Inc.        Indefinite      Compliance of UBS Financial
51 West 52nd Street               Length--since    Services Inc. since 2003
New York, NY 10019               July 19, 2005     Prior to 2003, Chief Compliance
Chief Compliance Officer                           Officer of LibertyView Capital
                                                   Management, Inc., an investment
                                                   adviser, and LibertyView
                                                   Alternative Asset Management,
                                                   Inc., an NASD broker-dealer
----------------------------------------------------------------------------------------------------------------------

(1) For Directors, their terms are for the duration of the term of the Fund, unless his status as a Director shall be sooner terminated by death, adjudicated incompetent, voluntarily withdraw, physically unable to perform duties, removed either by vote or written consent of at two-thirds of the Directors or vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to the cast by all Members.

(2) Of the 35 funds/portfolios in the complex as of December 31, 2006, 22 are advised by an affiliate of UBS Financial Services Inc. and 13 comprise UBS Financial Services' Alternative Investment Group of Funds.

(3) Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the UBS Financial Services Alternative Investment Group of Funds does business. Mr. Feldberg is not an affiliated person of UBS Financial Services or its affiliates.

UBS FINANCIAL SERVICES INC. IS A SUBSIDIARY OF UBS AG

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at HTTP://WWW.SEC.GOV and may be reviewed or copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available with out charge upon request by calling the UBS Financial Services Inc.'s Alternative Investment Group at 800-580-2329.


UBS FINANCIAL SERVICES INC. IS A SUBSIDIARY OF UBS AG


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 800-486-2608.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $64,700 in 2006 and $86,267 in 2005. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant's report on form N-SAR.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,000 in 2006 and $4,500 in 2005. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $92,000 in 2006 and $67,000 in 2005. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2006 and $0 in 2005.

  (e)(1) The registrant's audit committee pre-approves the principal accountant's engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

  (e)(2) There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

     (f)  Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $3.0 million in 2006 and $3.1 million in 2005.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

                              ORBIMED ADVISORS LLC
                               ORBIMED CAPITAL LLC
                             ORBIMED CAPITAL II LLC
                              PROXY VOTING POLICIES
I. INTRODUCTION
OrbiMed Advisors LLC, OrbiMed Capital LLC and OrbiMed Capital II LLC (each an "Adviser" and collectively "OrbiMed" or the "Advisers") recognize their fiduciary responsibilities to actively monitor all aspects of the operations of OrbiMed's clients and funds that they advise (the "Funds"). OrbiMed has always placed paramount importance on its oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities.

The Advisers have each adopted and implemented policies (and the procedures into which they are incorporated) that each Adviser believes is reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their client is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the Securities and Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29,
1994).

II. OVERVIEW
Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to shareholders consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy
Administrator (the person specifically charged with the responsibility to monitor ISS, whose role is described in the next paragraph, and in certain cases vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and the Compliance Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - they are not hard and fast rules, simply because corporate governance issues are so varied.

The Advisers have retained Institutional Shareholder Services ("ISS"), an independent firm that analyzes proxies and provides research and objective vote recommendations, to provide detailed analysis and voting recommendations for each proxy matter requiring a vote. In providing these recommendations, ISS expects that it will utilize its own proxy voting procedures (the "ISS Proxy Guidelines"), which the Advisers have determined to be largely consistent with the views of the Advisers on common types of proxy proposals. As a matter of practice, each recommendation of ISS is distributed to the Proxy Administrator, and as necessary the Adviser's investment team, to determine whether ISS's vote recommendations should be rejected and an alternative vote should be entered. To assure the quality of ISS's engagement, the Proxy Administrator will review periodic service reports prepared by ISS. The Proxy Administrator also will review the ISS Proxy Guidelines at least annually (and upon notice from ISS of their material amendment) to ensure those Guidelines continue to be largely consistent with the Advisers' views on each subject. Finally, the Proxy
Administrator will review on the same timetable ISS's conflict management procedures with respect to its voting recommendations.

In cases when ISS does not issue a recommendation on voting or when the Advisers determine to proceed with an alternative vote from that recommended, the Adviser will use its best judgment to vote on such issues on behalf of clients, in accord with the guidelines described below. The Proxy Administrator will then cast the vote, general through an ISS system. The Chief Compliance Officer will limit access to the ISS system to the appropriate personnel.

III. PROXY VOTING GUIDELINES
The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A. ELECTION OF BOARD OF DIRECTORS
The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important board committees (e.g. audit, nominating and compensation committees) should be independent. In general,

o The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.

o    The Advisers will  determine on a  case-by-case  basis whether or not it is
     appropriate   for   non-independent   directors  to  serve  on  the  audit,
     compensation, and/or nominating committees of a Board of directors.

o The Advisers will hold directors accountable for the actions of Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.

o The Advisers will generally support efforts to declassify existing Boards, and will generally classified Board structures.

o    The  Advisers   will  vote  against   proposals  for   cumulative   voting,
     confidential stockholder voting and the granting of pre-emptive rights.

B. APPROVAL OF INDEPENDENT AUDITORS
The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that have arisen in the auditor's performance of services to the company.

C. EXECUTIVE COMPENSATION
The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders ownership interests in the company, or have objectionable structural features.

o The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 25% of shares outstanding over ten years and extends longer than ten years.

o The Advisers will generally vote against plans if annual option grants typically exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Advisers consider other factors such as industry practices company and stock performance and management credibility . The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Compliance Officer, to determine when or if it may be appropriate to exceed these guidelines.

o The Advisers will typically vote against plans that have any of the following structural features:

     o    Ability to re-price underwater options without shareholder approval.

     o The unrestricted ability to issue options with an exercise price below the stock's current market price.

     o    Automatic share replenishment ("evergreen") feature.

o The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

     o Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

     o    Using restricted stock grants instead of options.

o The Advisers will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES
As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

o Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

o The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

o The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

o The Advisers will vote against proposals for a separate class of stock with disparate voting rights.

o The Advisers will vote on a case-by-case basis on board approved proposals regarding changes to a company's capitalization, provided that the Advisers will generally vote in favor of proposal authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

E. STATE OF INCORPORATION/OFFSHORE PRESENCE
Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a board of Directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in another jurisdiction will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Advisers' clients.

F. ENVIRONMENTAL/SOCIAL POLICY ISSUES
The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING
The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would outweigh the benefit derived from exercise the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the cases of countries which require so-called "share-blocking," the Advisers may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client and the Adviser. The policy for resolution of such conflicts is described below in Section V.

IV. RECORDKEEPING
The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

o    A copy of the Advisers' proxy voting policies and procedures;

o Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);

o    A record of each vote cast,  which will include a brief statement as to the
     rationale   for  any   vote's   deviation   from  the   corresponding   ISS
     recommendation;

o A copy of any document created by the Advisers that was material to making a decision on how to vote a proxies for a client or that memorializes the basis for such a decision; and

o Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers (or by delegation to ISS, on the ISS user's web site or at ISS's offices as necessary) for two years after they are created.

V. IDENTIFICATION AND RESOLUTION OF CONFLICTS WITH CLIENTS
In effecting our policy of voting proxies in the best interest of our clients, there may be occasions where the voting of such proxies may present an actual or perceived conflict of interest between the Adviser(s), as the investment manager, and clients. Some of these potential conflicts of interest situations include, but are not limited to, (1) where Adviser (or an affiliate) manages assets or provides other financial services or products to companies whose management is soliciting proxies and failure to vote proxies in favor of the management of such company may harm our (or an affiliate's) relationship with the company; (2) where an employee of the Adviser (or an affiliate) has another coexisting fiduciary responsibility as in the case where an employee is a Director of a public company that solicits the Adviser to vote a proxy; (3) where Adviser (or an affiliate) may have a business relationship, not with the company but with a proponent of a proxy proposal and where Adviser (or an affiliate) may manage assets for the proponent; or (4) where Adviser (or an affiliate) or any member of the Adviser involved in casting proxy ballots may have a personal interest in the outcome of a particular matter before shareholders.

Companies with which each Adviser has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which Adviser or its affiliates votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for Adviser's clients, our Chief Compliance Officer shall regularly catalog companies with whom Adviser has significant business relationships. If after reasonable consideration by the Compliance Officer it has been determined that a potential conflict of interest exists, the President and Compliance Officer will then consult with outside counsel in order to determine first if a conflict of interest in fact exists between the relevant Adviser and its client, and if they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

o If the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies (the "Policies"), she will (i) inform the President and the Compliance Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

o If the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

     o    The client;

     o    Legal counsel to the client; or

     o Legal counsel to the adviser (in situations where the Adviser acts as a sub-adviser to such adviser).

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision. If the client, legal counsel to the client or legal counsel to the Adviser as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its client's proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflict Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

VI. REPORTING OF UNDUE INFLUENCE
Each member of the Adviser who casts proxy votes on behalf of the Adviser must notify the Chief Compliance Officer or Proxy Administrator, of any direct, indirect or perceived improper influence made by anyone within Adviser or its affiliated entities with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and, after consultation with outside counsel, will take such actions to mitigate the issue and prevent occurrences as deemed necessary or appropriate, which may include notifying the Chief Compliance Officer or Chief Executive Officer of the client.

Adopted as of June 9, 2003
Updated as of July 14, 2005


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                          UBS EUCALYPTUS FUND, L.L.C.:
                         PORTFOLIO MANAGEMENT DISCLOSURE

     Samuel D. Isaly and Sven Borho are the Fund's Portfolio Managers and have served in those positions since the Fund commenced operations on November 22, 1999. As Portfolio Managers, Mr. Isaly and Mr. Borho are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Isaly, who is considered to be the Fund's portfolio management team leader, and Mr. Borho share responsibility and authority for managing the Fund's portfolio including the selection of the Fund's investments. While investment decisions for the Fund generally receive the prior approval of both Portfolio Managers, each is authorized to act independently of the other in making portfolio changes.

     Mr. Isaly is the Managing Member of OrbiMed. He has been active in portfolio management since 1989 and has served as a portfolio manager at OrbiMed since 1998. Mr. Isaly has also served as President of the Eaton Vance Worldwide Health Sciences Portfolio since 2002, and as Director of Finsburry Worldwide Pharmaceutical Trust since 1995. Mr. Isaly received a Bachelor of Arts degree from Princeton University and a Masters of Science in Economics from the London School of Economics.

     Mr. Borho is an equity owner of OrbiMed and has served as a portfolio manager at OrbiMed since 1998. He has previously served as a portfolio manager at other institutions since 1991. Mr. Borho studied business administration at Bayreuth University in Bayreuth, Germany and received a Masters of Science in Economics from the London School of Economics.

     The Fund's Portfolio  Managers manage multiple  accounts in addition to the
Fund,   including  other  registered   investment  companies  and  other  pooled
investment vehicles (hedge funds).

     The Portfolio Managers' goal is to provide high quality investment services to all of their clients, including the Fund. OrbiMed has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

     Potential conflicts of interest may arise because of the Portfolio Managers' management of the Fund and other accounts. For example, conflicts of interest may arise with respect to the allocation of investment transactions and the allocation of limited investment opportunities among accounts that the
Portfolio Managers advise. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers may have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Managers could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, OrbiMed could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. Although the Portfolio Managers seek to allocate investment opportunities they believe to be appropriate for one or more of their accounts equitably and consistent with the best interests of all accounts involved, there can be no assurance that a particular investment opportunity will be allocated in any particular manner. The Adviser periodically reviews the Portfolio Managers' overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

     Other accounts managed by the Portfolio Managers may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

     Most accounts managed by OrbiMed are currently charged similar advisory and performance fees. However, potential conflicts of interest exist to the extent that OrbiMed receives a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers may favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers' compensation.

     The Portfolio Managers, who are each equity owners of OrbiMed, receive compensation comprised of a base partner draw, a partner's profit participation and certain retirement, insurance and other benefits. The base partner draw is fixed semi-annually and is paid throughout the year. The partner profit participation is a discretionary award determined annually by OrbiMed management, including each of the Fund's Portfolio Managers, based principally on a Portfolio Manager's overall responsibilities and performance. OrbiMed evaluates performance according to a Portfolio Manager's success in achieving portfolio objectives for all client accounts they oversee, including the Fund, and takes into account both current year and longer-term performance objectives. A Portfolio Manager's partner profit participation is also influenced by OrbiMed's overall operating performance and, therefore, may fluctuate from year to year depending on, among other factors, changes in OrbiMed's financial performance. The partner profit participation is not based on a precise formula, benchmark or other metric.

     The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and approximate assets under management in those accounts as of the end of the Fund's most recent fiscal year.

SAMUEL D. ISALY

REGISTERED INVESTMENT COMPANIES(1)   POOLED ACCOUNTS                    OTHER ACCOUNTS

NUMBER OF                            NUMBER OF                          NUMBER OF
ACCOUNTS(2)       ASSETS MANAGED     ACCOUNTS(3)      ASSETS MANAGED    ACCOUNTS         ASSETS MANAGED
-----------       --------------    -----------       -------------     ---------        --------------
3                 $2,296 million     26               $3,236 million     0                N/A

SVEN BORHO

REGISTERED INVESTMENT COMPANIES(1)   POOLED ACCOUNTS                    OTHER ACCOUNTS

NUMBER OF                            NUMBER OF                          NUMBER OF
ACCOUNTS(2)       ASSETS MANAGED     ACCOUNTS(3)      ASSETS MANAGED    ACCOUNTS         ASSETS MANAGED
-----------       --------------    -----------       -------------     ---------        --------------
3                 $2,296 million     26               $3,236 million     0               N/A

(1) Among the other registered investment companies managed by the Portfolio Managers is UBS Juniper Crossover Fund, L.L.C., for which UBSFA serves as managing member of the fund's adviser.
(2)  All of these accounts charge performance-based  advisory fees.
(3) Of these accounts, 25 accounts with total assets of approximately $2,229 million charge performance-based advisory fees.

As equity owners of OrbiMed, which in turn is a member of UBS Eucalyptus Management, L.L.C., the Fund's Adviser, the Portfolio Managers may be considered to have indirect ownership interests in the Adviser's Special Advisory Member Interest in the Fund. Additionally, as of the end of the Fund's most recent fiscal year, each of the Portfolio Managers may be considered to have been the beneficial owner of interests in the Fund with a value of over $1,000,000.

(B)  Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

   (a)(1) Not applicable.

   (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the  1940  Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

   (a)(3) Not applicable.

   (b)    Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               UBS Eucalyptus Fund L.L.C.
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Douglas Lindgren
                         -------------------------------------------------------
                          Douglas Lindgren, Principal Executive Officer (principal executive officer)

Date              March 8, 2007
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ Douglas Lindgren
                         -------------------------------------------------------
                           Douglas Lindgren, Principal Executive Officer (principal executive officer)

Date              March 8, 2007
    ----------------------------------------------------------------------------


By (Signature and Title)*  /s/ C. Philip Tazza
                         -------------------------------------------------------
                           C. Philip Tazza, Principal Accounting Officer (principal financial officer)

Date              March 8, 2007
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.